UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2009

TEPPCO PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-10403	76-0291058
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana, Suite 1600, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (713) 381-3636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 22, 2009, Enterprise GP Holdings L.P., the sole member of Texas Eastern Products Pipeline Company, LLC (the “Company”), appointed Duke R. Ligon and Irvin Toole, Jr. to the Board of Directors of the Company, which is the general partner of TEPPCO Partners, L.P. (the “Partnership”). The Board of Directors has appointed Mr. Ligon and Mr. Toole to serve as members of its Audit, Conflicts and Governance Committee.

Mr. Ligon, age 67, is an attorney and most recently served as senior vice president and general counsel of Devon Energy Corporation from 1997 until he retired in 2007. He currently serves as strategic advisor to Love’s Travel Shops & Country Stores, Inc.  He is a director of Pre-Paid Legal Services, Inc. (legal services), Quest Midstream Partners, L.P. (natural gas transportation), SemGroup Energy Partners, L.P. (crude oil terminalling, storage, gathering and transportation), TransMontaigne Partners L.P. (distribution and marketing of petroleum products) and Panhandle Oil and Gas Inc. (oil and gas exploration).

Mr. Toole, age 67, most recently served as president, chief executive officer and a director of Pacific Management, LLC, which was the general partner of Pacific Energy Partners, L.P. and its predecessor companies, from 1998 until he retired in 2006.   Mr. Toole served as chairman, president and chief executive officer of Santa Fe Pacific Pipelines, Inc., the general partner of Santa Fe Pacific Pipeline Partners, L.P., from 1991 to 1998.

Mr. Ligon and Mr. Toole will each receive $75,000 in cash annually for their services.  Amounts paid for 2009 will be prorated for time of service.

Item 7.01. Regulation FD Disclosure.

The Partnership issued a press release dated April 23, 2009 regarding the above director appointments. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in the press release attached as Exhibit 99.1 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO PARTNERS, L.P.

By: Texas Eastern Products Pipeline Company, LLC, its General Partner

Date: April 23, 2009	By:	/s/ Tracy E. Ohmart
	Name:	Tracy E. Ohmart
	Title:	Acting Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 23, 2009.